UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30486	65-0738251
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification
Incorporation)		Number)

420 Lexington Avenue, New York, New York		10170
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 227-1600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events. The words and phrases “expect” and “expect to” and similar words or expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 10, 2007 Advanced Communications Technologies, Inc. (the “Company”) was initially advised by its present independent registered public accountant, J.H. Cohn LLP (“J.H. Cohn”), that the Company may be required to restate historical quarterly and annual financial statements for periods subsequent to, and including, June 2004, to reclassify its issues of convertible preferred stock from stockholders’ equity to liabilities. From that date through May 29, 2007, authorized officers of the Company had several communications with J.H. Cohn and several communications separately with the Audit Committee of the Company’s Board of Directors concerning the specific accounting treatment to be implemented. The Company’s footnote disclosure in its June 30, 2005 Form 10-KSB concerning convertible preferred stock, which includes a description of conversion provisions, was subject to a review by the Corporation Finance Division of the Securities and Exchange Commission (“SEC”) and was not questioned at that time.

As a result of the above, on May 29, 2007 the Company concluded, after discussions with the Audit Committee of the Company’s Board of Directors, that the consolidated financial statements for the fiscal years ended June 30, 2004, 2005 and 2006 previously filed by the Company with the SEC on Form 10-KSB, the related disclosures and the related independent registered public accountant’s reports should no longer be relied upon. In addition, the Company concluded that its unaudited consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-QSB for the quarters denoted below should no longer be relied upon:

Quarters Ended:
September 30, 2004, 2005, 2006
December 31, 2004, 2005, 2006
March 31, 2005 and 2006

The Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2004 and 2005 filed by the Company with the SEC on Form 10-KSB were audited by Weinberg & Company, P.A. (“Weinberg”). The Company’s financial statements as of and for the fiscal year ended June 30, 2006 filed by the Company with the SEC on Form 10-KSB were audited by Berenson LLP (“Berenson”), which firm combined with J.H. Cohn effective May 3, 2007). The Company’s unaudited consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-QSB for the quarters ended September 30, 2004, December 31, 2004, March 31, 2005, September 30, 2005 and December 31, 2005 were reviewed by Weinberg. The Company’s unaudited consolidated financial statements contained in the Company’s Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, September 30, 2006 and December 31, 2006 were reviewed by Berenson.

The conclusion referred to in the second paragraph in this Current Report on Form 8-K and the matters set forth herein have been discussed with J.H. Cohn.

The conclusion referred to in the second paragraph in this Current Report on Form 8-K and the matters set forth herein have been discussed with Weinberg.

By the end of June 2007, the Company expects to file amendments to its annual reports on Form 10-KSB for the periods ended June 30, 2004, 2005 and 2006 to include the restated financial statements and any other required disclosure. By such date, the Company also expects to file amendments to its quarterly reports on Form 10-QSB to restate results for the above-mentioned quarters and to file its quarterly report on Form 10-QSB with its unaudited consolidated financial statements for the quarter ended March 31, 2007.

The Company is currently evaluating the impact the restatement will have on the results of operations for the periods in question but does not expect it to have a material impact on its results of operations.

The Company has provided J.H. Cohn with a copy of the above disclosures as required by Item 4.02(c) of Form 8-K in conjunction with the filing of this Form 8-K. The Company has requested that J.H. Cohn deliver to it a letter addressed to the SEC stating whether J.H. Cohn agrees with the disclosures made by the Company in response to Item 4.02(b) of Form 8-K, and if not, stating the respects in which it does not agree. J.H. Cohn's letter is filed as Exhibit 16.1 hereto and incorporated herein by reference.

The Company has provided Weinberg with a copy of the above disclosures as required by Item 4.02(c) of Form 8-K in conjunction with the filing of this Form 8-K. The Company has requested that Weinberg deliver to it a letter addressed to the SEC stating whether Weinberg agrees with the disclosures made by the Company in response to Item 4.02(b) of Form 8-K, and if not, stating the respects in which it does not agree. Weinberg's letter is filed as Exhibit 16.2 hereto and incorporated herein by reference.

A copy of the Company’s press release dated May 23, 2007 announcing the restatement is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of Concurrence from J.H. Cohn, LLP Regarding Restatement, dated June 1, 2007
16.2	Letter of Concurrence from Weinberg & Company, P.A. Regarding Restatement, dated June 1, 2007
99.1	Press release titled “Advanced Communications to Restate Historical Financial Statements with Reclassified Preferred Stock and Reaffirms Active Acquisition Negotiations,” dated May 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.

Dated: June 1, 2007	By: /s/ John E. Donahue
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Concurrence from J.H. Cohn, LLP Regarding Restatement, dated June 1, 2007
16.2	Letter of Concurrence from Weinberg & Company, P.A. Regarding Restatement, dated June 1, 2007
99.1	Press release titled “Advanced Communications to Restate Historical Financial Statements with Reclassified Preferred Stock and Reaffirms Active Acquisition Negotiations,” dated May 23, 2007.